THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account E
The American Legacy®

Lincoln National Variable Annuity Account H
American Legacy® Product Suite

Lincoln Life Variable Annuity Account N
Lincoln InvestmentSolutionsSM Variable Annuity

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Product Suite

Lincoln New York Account N for Variable Annuities
Lincoln InvestmentSolutionsSM Variable Annuity

Supplement dated April 1, 2013, to the Prospectus dated May 1, 2012

This supplement provides additional notice of the change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

American Funds Global Discovery FundSM. The merger of the American Funds Global Discovery FundSM with the American Funds Global Growth Fund will take effect on or about May 17, 2013. At the time of the merger, contractowners of units of the American Funds Global Discovery FundSM subaccount will automatically receive a proportionate number of units of the American Funds Global Growth Fund subaccount based on the unit value of each fund at the time of the merger. Going forward, the American Funds Global Discovery FundSM subaccount will no longer be an investment option in your contract.

Until the merger is effective, you will be able to transfer contract value from the American Funds Global Discovery FundSM subaccount to any other subaccount under the contract without any fees or charges and without the transfer counting as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers.

For complete details relating to this fund change, please refer to the fund’s prospectus, as supplemented.

Please retain this supplement for future reference.